SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported):
                              September  24, 1997

                     AIR & WATER TECHNOLOGIES CORPORATION
            (Exact name of registrant as specified in its charter)

                Delaware           033-017921        13-3418759
    (State of other jurisdiction  (Commission       (IRS Employer
            of incorporation)     File Number)    Identification No.)

      U.S. Highway 22 West and Station Road
      Branchburg, New Jersey                             08876
     (Address of principal executive offices)          (Zip Code)

      Registrant's telephone number, including area code: (908) 685-4600
      ------------------------------------------------------------------
    Former name or former address, if changed since last report: No change


          ITEM 5.   OTHER EVENTS

               On September 24, 1997, Air & Water Technologies Corporation (the "Company") entered into a Recapitalization Agreement (the "Recapitalization Agreement"), among the Company, Compagnie Generale des
          Eaux ("CGE"), a company organized under the laws of the Republic of France, and its indirectly wholly-owned subsidiary, Anjou International Company ("Anjou"), a Delaware corporation. A copy of the Recapitalization Agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference. On September 24, 1997, the Company and CGE issued a press release concerning the signing of the Recapitalization Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein. On September 25, 1997, the Company and CGE issued a press release supplementing the press release of September 24, 1997, for the purpose of clarifying the effect of an amendment to the indenture governing the 8% Convertible Subordinated Debentures due 2015, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference herein. The terms of the transaction described in such press releases are qualified in their entirety by reference to the Recapitalization Agreement.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

                    (c)  Exhibits

                         10.1      Recapitalization Agreement dated
                                   as of September 24, 1997 among
                                   the Company, CGE and Anjou.

                         99.1      Joint press release of the Company
                                   and CGE dated September 24, 1997.

                         99.2      Press release of the Company dated
                                   September 25, 1997.


               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AIR & WATER TECHNOLOGIES CORPORATION

                              By:   /s/ Douglas A. Satzger, Esq.
                                  --------------------------------
                                    Name:  Douglas A. Satzger, Esq.
                                    Title: Senior Vice President


          Date:   September 25, 1997


                                 EXHIBIT INDEX

        EXHIBIT NO.           DESCRIPTION                      PAGE NO.

          10.1      Recapitalization Agreement dated as of
                    September 24, 1997 among the Company,
                    CGE and Anjou.

          99.1      Joint press release of the Company and
                    CGE dated September 24, 1997.

          99.2      Press release of AWT dated September 25,
                    1997.